Long-term Investments	12 Months Ended
Dec. 31, 2018
Long-term Investments [Abstract]
Long-term Investments

3.Long-term Investments

At December 31, 2018 and 2017, the Company held 125,000 common shares at a total cost of $1,000 in a private U.S. company which undertakes research into synthetic genomic processes which may have a beneficial environmental impact within the energy and maritime industries. Management has determined that there has been no impairment to the cost of this investment since its acquisition in 2007. A Director of the Company is a former officer and currently a shareholder and a consultant of this company. No income was received from this investment during 2018, 2017 and 2016.